                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 26

REAL ANR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                             Continued on page 2

MARKET REVIEW
    Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies--suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 index actually losing 3.45 percent during the 12-month period.

OUTLOOK
    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,


/s/ Richard F. Powers III              /s/ Dennis J. McDonnell

Richard F. Powers III                  Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....  (11.99%)   (12.62%)    (12.63%)
One-year total return(2).................  (16.18%)   (15.98%)    (13.47%)
Life-of-Fund average annual total
return(2)*...............................   10.90%     11.03%      11.29%
Commencement date........................  06/09/94   06/09/94   06/09/94

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4.00% for B and 1.00% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

*Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the NAREIT (National Association of Real Estate Investment Trusts) Equity Index over time. These indexes are broad-based, statistical composites that do not include any commissions that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Real Estate Securities Fund vs. the Standard & Poor's 500-Stock Index and the NAREIT Equity Index (June 30, 1994 through December 31, 1998)

                         INVESTMENT PERFORMANCE CHART

                                                 VAN KAMPEN REAL ESTATE      STANDARD & POOR'S 500-
                                                     SECURITIES FUND               STOCK INDEX          NAREIT EQUITY REIT INDEX
                                                 ----------------------      ----------------------     ------------------------
Jun 1994                                                 9527.00                    10000.00                    10000.00
                                                         9446.00                    10315.00                     9881.00
                                                         9456.00                    10703.00                     9849.00
                                                         9340.00                    10489.00                     9633.00
                                                         8964.00                    10708.00                     9229.00
                                                         8648.00                    10285.00                     8839.00
Dec 1994                                                 9549.00                    10487.00                     9446.00
                                                         9137.00                    10741.00                     9150.00
                                                         9281.00                    11129.00                     9317.00
                                                         9328.00                    11505.00                     9245.00
                                                         9213.00                    11826.00                     9162.00
                                                         9536.00                    12256.00                     9481.00
Jun 1995                                                 9760.00                    12599.00                     9660.00
                                                         9950.00                    13000.00                     9735.00
                                                        10097.00                    12996.00                     9783.00
                                                        10345.00                    13598.00                     9917.00
                                                        10026.00                    13530.00                     9622.00
                                                        10143.00                    14085.00                     9640.00
Dec 1995                                                10733.00                    14414.00                    10128.00
                                                        10904.00                    14884.00                    10259.00
                                                        11065.00                    14987.00                    10323.00
                                                        10985.00                    15186.00                    10241.00
                                                        11007.00                    15390.00                    10200.00
                                                        11364.00                    15742.00                    10390.00
Jun 1996                                                11609.00                    15866.00                    10494.00
                                                        11653.00                    15140.00                    10480.00
                                                        12167.00                    15425.00                    10814.00
                                                        12501.00                    16353.00                    10977.00
                                                        12843.00                    16780.00                    11223.00
                                                        13504.00                    18011.00                    11639.00
Dec 1996                                                15007.00                    17714.00                    13062.00
                                                        15018.00                    18800.00                    12859.00
                                                        15215.00                    18912.00                    12755.00
                                                        15031.00                    18192.00                    12692.00
                                                        14519.00                    19255.00                    12205.00
                                                        15043.00                    20383.00                    12549.00
Jun 1997                                                15936.00                    21361.00                    13111.00
                                                        16581.00                    23030.00                    13435.00
                                                        16463.00                    21707.00                    13328.00
                                                        17798.00                    22959.00                    14478.00
                                                        17361.00                    22168.00                    13997.00
                                                        17621.00                    23156.00                    14221.00
Dec 1997                                                18107.00                    23616.00                    14496.00
                                                        17570.00                    23856.00                    14340.00
                                                        17779.00                    25536.00                    14028.00
                                                        17902.00                    26903.00                    14242.00
                                                        17647.00                    27147.00                    13682.00
                                                        17432.00                    26636.00                    13513.00
Jun 1998                                                17214.00                    27789.00                    13395.00
                                                        16321.00                    27466.00                    12450.00
                                                        14778.00                    23462.00                    11207.00
                                                        15601.00                    25030.00                    11787.00
                                                        15464.00                    27040.00                    11502.00
                                                        15792.00                    28638.00                    11711.00
Dec 1998                                                15936.00                    30351.00                    11369.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (FED): A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock. The definition used by Morningstar, an independent mutual fund rating service, places companies in one of three flexible categories that grow or shrink along with the market. According to Morningstar, as of December 31, 1998,

     - LARGE CAPS have market capitalizations greater than $8.4 billion
     - MID CAPS have market capitalizations between $1.3 and $8.4 billion
     - SMALL CAPS have market capitalizations less than $1.3 billion

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

REAL ESTATE INVESTMENT TRUSTS (REITS): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

STANDARD & POOR'S 500-STOCK INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace, due to concerns about short-term performance. As a result, they trade at prices below the value that investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

We recently spoke with the portfolio manager, Theodore R. Bigman, Morgan Stanley Dean Witter Investment Management Inc., of the Van Kampen Real Estate Securities Fund about the key events and economic forces that shaped the markets during the past 12 months. The following excerpts reflect his views on the Fund's performance during the reporting period ended December 31, 1998.
   Q
      WHAT WERE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?
   A
      In your June report, we explained that the first six months of 1998 presented a series of challenges to REIT investors. A strong U.S. equity market and continued price weakness in the REIT market siphoned attention away from real estate investments, as was reflected in the declining NAREIT (National Association of Real Estate Investment Trusts) Equity Index. Unfortunately, there was little good news to be found in the third quarter of the year, as real estate securities submitted their worst three-month return in almost a decade. The fourth quarter was tame by comparison as the NAREIT Equity Index posted a loss of 3.55 percent. However, real estate investors had difficulty enjoying this relative calm, as the dramatic gains in the broad equity markets during the quarter underscored the REIT market's underperformance.
    For the year, the NAREIT Equity Index declined 21.57 percent, marking the worst year for real estate securities in recent history. By comparison, the Russell 2000 Stock Index of small-capitalization stocks ended the year down approximately 2 percent, while the Standard & Poor's 500-Stock Index reached new highs and returned more than 20 percent for an unprecedented fourth consecutive year. As a result of the REIT market's underperformance, we remain in a valuation cycle in which it is cheaper for investors to buy real estate assets on Wall Street (through the ownership of securities) than on Main Street (through the direct ownership of assets).

   Q
      HOW DID YOU POSITION THE PORTFOLIO DURING THIS TIME?
   A
      We continued to shape the portfolio with companies that offer attractive fundamental valuations relative to their underlying real estate value. Given the expected deterioration in real estate property prices and the potential slowdown in the demand for real estate, we shifted the portfolio to be modestly more defensive in the third quarter. We increased our weighting in less volatile sectors, such as residential housing (both apartments and manufactured home communities), and maintained an underweighting to more volatile sectors, such as hotels (which feature daily re-pricing of rents).
    Following this relatively dramatic defensive shift in the third quarter, we moved toward a more opportunistic approach in the fourth quarter. This was evidenced in the purchase of a number of large-capitalization companies that had fallen into disfavor with investors as a result of negative announcements. We once again took advantage of a weak market and price declines to add a number of what we believe are the most talented companies in the REIT universe to the portfolio, including Simon Property Group and Apartment Investment and Management.

   Q
     YOU MENTIONED INVESTING IN SOME LARGE-CAP COMPANIES THAT WERE OUT OF FAVOR. CAN YOU EXPLAIN WHAT WAS HAPPENING IN THE INDUSTRY AND WHAT THIS MEANT TO THE FUND?
   A
      In the REIT market, perhaps the most troubling aspect of 1998's second half was the constant stream of highly publicized, negative news from some of the most prominent REITs. The media spotlighted two large REITs that announced restructurings following unsuccessful growth plans. First, Patriot American announced the sale of non-strategic hotel assets, the hiring of financial advisors to explore all strategic alternatives, and, by year-end, the issuance of convertible preferred stock. The stock fell from a 52-week high of $32 to $7 per share at the end of the reporting period. In addition, Patriot decided to suspend their dividend payment for the quarter. Then, Meditrust announced a restructuring that included selling non-core assets and splitting the company into two separate units. The firm subsequently elected to reduce its dividend payment.
    Another high-flying real estate stock badly damaged in the fourth quarter was Security Capital Group, which declined from a high of $32 to $13 per share. Although this company is not structured as a REIT, it is a large real estate company that was heavily marketed to pension funds and non-dedicated or general real estate investors. We believe these announcements served to deter non-dedicated investors from real estate securities.
    As we have discussed in the past, our portfolio management style is value-oriented and opportunistic. As a result, we took the opportunity of price declines in each of these stocks to add them to the portfolio. For additional Fund portfolio highlights, please refer to page 10.

   Q
      WHAT WAS THE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD?
   A
      The Fund achieved a total return of -11.99 percent(1) (Class A shares at net asset value) for the 12-month period ended December 31, 1998. This performance compares favorably to the total return of the NAREIT Equity
Index of -21.57 percent over the same period. The NAREIT Equity Index is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. By comparison, the Standard & Poor's 500-Stock Index registered a total return of 28.52 percent in the 12 months ended December 31, 1998. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page 3 for additional Fund performance results.

   Q
      WHAT IS YOUR OUTLOOK FOR THE REAL ESTATE MARKET AND
      FOR THE FUND?
   A
      After monitoring third-quarter earnings reported for the REITs, it is our observation that the property market continues to perform well and that internal growth is coming in better than expected, offsetting the slower pace of external earnings growth. As a result, most companies are meeting analysts' expectations. However, analysts may have to reduce earnings estimates for 1999 due to the potential slowing of internal growth and the continued decline in external acquisition-oriented sources. Even with reduced estimates, earnings growth for 1999 is estimated at 10 percent.
    The demand side of the equation, which takes its cue from the direction of the economy, has become the most debated topic in the real estate market. Although there is no current evidence of a slowdown in absorption, demand for real estate space will obviously be affected by GDP growth and business and consumer confidence. The difficulties in the capital markets, by comparison, create quite favorable news from the supply side of the equation. Developers should complete existing developments but may not be able to arrange financing for new developments. If the current market environment persists, when the supply pipeline is complete and as long as demand is positive, we should continue to have favorable real estate fundamentals.

/s/ Theodore R. Bigman

Theodore R. Bigman
Portfolio Manager

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                              PERCENTAGE OF
                                    TOP TEN HOLDINGS        THESE INVESTMENTS
                                 AS OF DECEMBER 31, 1998      12 MONTHS AGO
Chateau Communities, Inc. ..............  5.8% .................  4.8%
Arden Realty, Inc. .....................  5.0% .................  4.7%
Taubman Centers, Inc. ..................  4.9% .................  5.5%
Avalonbay Communities, Inc. ............  4.6% .................  2.6%
Federal Realty Investment
  Trust.................................  4.1% .................  3.4%
Burnham Pacific Properties,
  Inc. .................................  3.7% .................  1.8%
Brookfield Properties Corp. ............  3.6% .................  2.6%
Essex Property Trust, Inc. .............  3.5% .................  4.0%
Equity Office Properties
  Trust.................................  3.3% .................  1.5%
Pacific Gulf Properties,
  Inc. .................................  3.2% .................  3.8%

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1998

Office/Industrial..............................  30.9%

Apartments.....................................  24.2%

Shopping Centers...............................  11.7%

Manufactured Home Communities..................   8.3%

Shopping Malls.................................   7.8%


AS OF DECEMBER 31, 1997

Office/Industrial..............................  28.9%

Apartments.....................................  19.5%

Hotel & Lodging................................  11.3%

Shopping Malls.................................  10.7%

Shopping Centers...............................   7.4%

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

=====================================================================================
Description                                                   Shares     Market Value
-------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  97.7%
APARTMENTS  23.8%
Amli Residential Properties Trust...........................   42,200    $    938,950
Apartment Investment & Management Company, Class A..........   40,000       1,487,500
Archstone Communities Trust.................................  182,958       3,704,900
Avalonbay Communities, Inc..................................  161,600       5,534,800
Equity Residential Properties Trust.........................   89,391       3,614,748
Essex Property Trust, Inc...................................  142,400       4,236,400
Irvine Apartment Communities, Inc...........................  116,200       3,703,875
Pennsylvania Real Estate Investment.........................  106,300       2,066,206
Smith (Charles E.) Residential Realty, Inc. ................   91,800       2,949,075
Summit Properties, Inc......................................   61,600       1,062,600
                                                                         ------------
                                                                           29,299,054
                                                                         ------------
DEVELOPMENT  4.0%
Atlantic Gulf Communities Corp. (a).........................  188,680         141,510
Atlantic Gulf Communities Corp. -- Convertible Preferred Ser
  B (a).....................................................   24,741         123,705
Atlantic Gulf Communities Corp. -- Convertible Preferred Ser
B, 144A -- Private Placement (a) (b)........................   35,402         177,010
Atlantic Gulf Communities Corp. Warrants, 16,494 shares of
each Class A, B and C, expiring 06/23/04 (a)................   49,482          18,556
Atlantic Gulf Communities Corp. Warrants, 33,397 shares of
each Class A, B and C, expiring 06/24/01, 144A -- Private
Placement (a) (b)...........................................  100,191          37,572
Brookfield Properties Corp. (a).............................  354,100       4,348,348
Merry Land Properties, Inc. (a).............................    9,735          35,289
                                                                         ------------
                                                                            4,881,990
                                                                         ------------
HEALTHCARE FACILITIES  1.1%
Meditrust Companies.........................................   79,300       1,199,413
Omega Healthcare Investors, Inc.............................    3,600         108,675
                                                                         ------------
                                                                            1,308,088
                                                                         ------------
HOTEL & LODGING  4.2%
Candlewood Hotel Company, Inc. (a)..........................   52,300         274,575
Crestline Capital Corp. (a).................................    8,460         123,728
Host Marriott Corp. ........................................   84,600       1,168,538
Patriot American Hospitality, Inc...........................  220,300       1,321,800
Starwood Hotels and Resorts.................................   99,430       2,255,818
                                                                         ------------
                                                                            5,144,459
                                                                         ------------

                                               See Notes to Financial Statements

                               December 31, 1998

=====================================================================================
Description                                                   Shares     Market Value
-------------------------------------------------------------------------------------
MANUFACTURED HOME COMMUNITIES  8.1%
Chateau Communities, Inc....................................  240,794    $  7,058,274
Manufactured Home Communities, Inc..........................   26,600         666,663
Sun Communities, Inc........................................   65,400       2,276,737
                                                                         ------------
                                                                           10,001,674
                                                                         ------------
OFFICE/INDUSTRIAL  30.3%
Arden Realty, Inc...........................................  258,400       5,991,650
Beacon Capital Partners, Inc. 144A -- Private Placement
  (a) (b)...................................................  140,800       2,816,000
Bedford Property Investors, Inc.............................   34,700         585,562
Boston Properties, Inc......................................   10,400         317,200
Brandywine Realty Trust.....................................  182,700       3,265,762
CarrAmerica Realty Corp.....................................  114,000       2,736,000
Cornerstone Properties, Inc.................................    2,500          39,063
Crescent Real Estate Equities Trust.........................  125,800       2,893,400
Equity Office Properties Trust..............................  167,886       4,029,264
Great Lakes REIT, Inc.......................................  223,000       3,498,312
Mack California Realty Corp.................................   15,500         478,563
Meridian Industrial Trust, Inc..............................    7,500         176,250
Pacific Gulf Properties, Inc................................  192,300       3,858,019
Prime Group Realty Trust....................................  183,100       2,769,387
ProLogis Trust..............................................    6,000         124,500
SL Green Realty Corp........................................   21,200         458,450
Spieker Properties, Inc.....................................   22,800         789,450
Wellsford Real Properties, Inc., 144A -- Private Placement
  (a) (b)...................................................  246,850       2,545,641
                                                                         ------------
                                                                           37,372,473
                                                                         ------------
SELF-STORAGE  6.4%
PS Business Parks Inc. California...........................   89,074       2,126,642
Public Storage, Inc.........................................   99,200       2,684,600
Shurgard Storage Centers, Inc., Class A.....................   63,500       1,639,094
Storage Trust Realty........................................   59,700       1,395,487
                                                                         ------------
                                                                            7,845,823
                                                                         ------------
SHOPPING CENTERS  11.4%
Acadia Realty Trust (a).....................................   13,600          71,400
Burnham Pacific Properties, Inc.............................  367,200       4,429,350
Federal Realty Investment Trust.............................  208,800       4,932,900
First Washington Realty Trust, Inc..........................   19,600         464,275
First Washington Realty Trust, Inc. -- Preferred Ser A
(Convertible into 33,717 common shares).....................   26,300         780,781

                                               See Notes to Financial Statements

                               December 31, 1998

=====================================================================================

Description                                                   Shares     Market Value
-------------------------------------------------------------------------------------
SHOPPING CENTERS (CONTINUED)
Pan Pacific Retail Properties, Inc..........................   79,900    $  1,593,006
Philips International Realty Corp...........................    4,000          61,500
Ramco-Gershenson Properties Trust...........................      800          11,600
Regency Realty Corp.........................................   34,500         767,625
Vornado Realty Trust........................................   29,100         982,125
                                                                         ------------
                                                                           14,094,562
                                                                         ------------
SHOPPING MALLS  7.7%
Simon Property Group, Inc...................................   43,300       1,234,050
Taubman Centers, Inc........................................  428,500       5,891,875
Urban Shopping Centers, Inc.................................   71,200       2,331,800
                                                                         ------------
                                                                            9,457,725
                                                                         ------------
RESEARCH & MANAGEMENT  0.7%
Security Capital Group, Inc., Class B (a)...................   62,500         847,656
                                                                         ------------
TOTAL COMMON AND PREFERRED STOCKS  97.7%.............................     120,253,504
                                                                         ------------
CONVERTIBLE CORPORATE OBLIGATIONS  0.6%
Brookfield Properties Corp. -- Installment Receipts Representing
Subordinated Debenture ($868,400 par, 6.00% coupon, 02/14/07
maturity) Convertible to 57,893 common shares........................         768,317
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $126,289,948)................................................     121,021,821

REPURCHASE AGREEMENT  0.6%
BA Securities ($700,000 par, collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/98, to be sold on
01/04/99 at $700,381)
  (Cost $700,000)....................................................         700,000
                                                                         ------------
TOTAL INVESTMENTS  98.9%
  (Cost $126,989,948)................................................     121,721,821

OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%..........................       1,407,708
                                                                         ------------
NET ASSETS  100.0%...................................................    $123,129,529
                                                                         ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1939. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
===============================================================================

ASSETS:
Total Investments (Cost $126,989,948).......................  $121,721,821
Cash........................................................        11,576
Receivables:
  Dividends.................................................     1,141,301
  Investments Sold..........................................       902,123
  Fund Shares Sold..........................................       811,060
  Interest..................................................        17,559
Unamortized Organizational Costs............................         1,293
Other.......................................................           314
                                                              ------------
      Total Assets..........................................   124,607,047
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     1,093,335
  Distributor and Affiliates................................       190,865
  Investment Advisory Fee...................................       104,301
  Income Distributions......................................         2,361
Accrued Expenses............................................        53,190
Trustees' Deferred Compensation and Retirement Plans........        33,466
                                                              ------------
      Total Liabilities.....................................     1,477,518
                                                              ------------
NET ASSETS..................................................  $123,129,529
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $131,216,353
Accumulated Undistributed Net Investment Income.............     1,307,574
Accumulated Net Realized Loss...............................    (4,126,271)
Net Unrealized Depreciation.................................    (5,268,127)
                                                              ------------
NET ASSETS..................................................  $123,129,529
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $41,696,017 and 3,601,174 shares of
      beneficial interest issued and outstanding)...........  $      11.58
    Maximum sales charge (4.75%* of offering price).........           .58
                                                              ------------
    Maximum offering price to public........................  $      12.16
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $64,372,976 and 5,561,643 shares of
      beneficial interest issued and outstanding)...........  $      11.57
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $17,060,536 and 1,474,850 shares of
      beneficial interest issued and outstanding)...........  $      11.57
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
===============================================================================

INVESTMENT INCOME:
Dividends...................................................  $  7,647,105
Interest....................................................       288,031
                                                              ------------
    Total Income............................................     7,935,136
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,374,881
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $120,847, $717,429 and $172,451,
  respectively).............................................     1,010,727
Shareholder Services........................................       434,699
Custody.....................................................        13,931
Trustees' Fees and Expenses.................................        12,649
Legal.......................................................         8,345
Amortization of Organizational Costs........................         3,110
Other.......................................................       246,271
                                                              ------------
    Total Expenses..........................................     3,104,613
                                                              ------------
NET INVESTMENT INCOME.......................................  $  4,830,523
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (3,966,930)
                                                              ------------
Unrealized Appreciation/Depreciation
  Beginning of the Period...................................    14,796,761
  End of the Period.........................................    (5,268,127)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (20,064,888)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(24,031,818)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(19,201,295)
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
================================================================================

                                                           Year Ended          Year Ended
                                                    December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $ 4,830,523         $ 2,323,557
Net Realized Gain/Loss................................     (3,966,930)         15,177,147
Net Unrealized Appreciation/Depreciation During the
  Period..............................................    (20,064,888)          2,900,169
                                                          -----------         -----------
Change in Net Assets from Operations..................    (19,201,295)         20,400,873
                                                          -----------         -----------
Distributions from Net Investment Income..............     (3,501,048)         (2,323,557)
Distributions in Excess of Net Investment Income......            -0-            (152,383)
                                                          -----------         -----------
Distributions from and in Excess of Net Investment
  Income*.............................................     (3,501,048)         (2,475,940)
Distributions from Net Realized Gain*.................     (2,425,546)        (12,883,431)
                                                          -----------         -----------
Total Distributions...................................     (5,926,594)        (15,359,371)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...    (25,127,889)          5,041,502
                                                          -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    121,798,900         130,239,448
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................      4,935,762          12,862,961
Cost of Shares Repurchased............................   (120,424,850)        (63,666,603)
                                                          -----------         -----------
Net Change in Net Assets from Capital Transactions....      6,309,812          79,435,806
                                                          -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.................    (18,818,077)         84,477,308
NET ASSETS:
Beginning of the Period...............................    141,947,606          57,470,298
                                                          -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $1,307,574 and ($21,901)
  respectively).......................................   $123,129,529        $141,947,606
                                                         ============        ============

                                               Year Ended          Year Ended
*Distributions by Class                 December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares..........................    $(1,462,168)       $ (1,094,042)
  Class B Shares..........................     (1,638,689)         (1,102,759)
  Class C Shares..........................       (400,191)           (279,139)
                                              -----------        ------------
                                              $(3,501,048)       $ (2,475,940)
                                              ===========        ============
Distributions from Net Realized Gain:
  Class A Shares..........................    $  (868,860)       $ (4,664,049)
  Class B Shares..........................     (1,263,337)         (6,626,846)
  Class C Shares..........................       (293,349)         (1,592,536)
                                              -----------        ------------
                                              $(2,425,546)       $(12,883,431)
                                              ===========        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                              June 9, 1994
                                                                             (Commencement
                                                                             of Investment
                                            Year Ended December 31,         Operations) to
                                     -------------------------------------    December 31,
Class A Shares                          1998      1997      1996   1995(a)         1994(a)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................  $13.810   $13.008   $ 10.00   $ 9.27          $  9.43
                                     -------   -------   -------   ------          -------
  Net Investment Income............     .509      .364      .351      .27              .23
  Net Realized and Unrealized
    Gain/Loss......................   (2.139)    2.220     3.514      .85             (.18)
                                     -------   -------   -------   ------          -------
Total from Investment Operations...   (1.630)    2.584     3.865     1.12              .05
                                     -------   -------   -------   ------          -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......     .380      .380      .380    .2456             .153
  Return of Capital Distribution...      -0-       -0-       -0-    .1444             .057
  Distributions from Net Realized
    Gain...........................     .222     1.402      .477      -0-              -0-
                                     -------   -------   -------   ------          -------
Total Distributions................     .602     1.782      .857      .39              .21
                                     -------   -------   -------   ------          -------
Net Asset Value, End of the
  Period...........................  $11.578   $13.810   $13.008   $10.00          $  9.27
                                     =======   =======   =======   ======          =======
Total Return (b)...................  (11.99%)   20.66%    39.82%   12.39%             .24%(c)
Net Assets at End of the Period (In
  millions)........................  $  41.7   $  51.3   $  23.3   $  8.5          $   4.6
Ratio of Expenses to Average Net
  Assets**.........................    1.76%     1.77%     2.60%    2.67%            1.26%
Ratio of Net Investment Income to
  Average Net Assets**.............    3.98%     2.77%     3.21%    2.92%            4.28%
Portfolio Turnover.................     113%      159%       97%      94%              28%*
 * Non-annualized
** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................      N/A       N/A     2.61%    3.16%            3.03%
Ratio of Net Investment Income to
  Average Net Assets...............      N/A       N/A     3.19%    2.44%            2.52%

N/A--Not Applicable

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                 June 9, 1994
                                                                                (Commencement
                                                                                of Investment
                                              Year Ended December 31,           Operations) to
                                       --------------------------------------    December 31,
Class B Shares                           1998      1997      1996     1995(a)      1994(a)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................. $ 13.800   $13.008   $ 10.00   $ 9.28        $ 9.43
                                       --------   -------   -------   ------        ------
Net Investment Income.................     .409      .272      .266      .19           .20
Net Realized and Unrealized
  Gain/Loss...........................   (2.129)    2.206     3.519     .843         (.176)
                                       --------   -------   -------   ------        ------
Total from Investment Operations......   (1.720)    2.478     3.785    1.033          .024
                                       --------   -------   -------   ------        ------
Less:
  Distributions from and in Excess of
    Net Investment Income.............     .284      .284      .300     .197         .1268
  Return of Capital Distribution......      -0-       -0-       -0-     .116         .0472
  Distributions from Net Realized
    Gain..............................     .222     1.402      .477      -0-           -0-
                                       --------   -------   -------   ------        ------
Total Distributions...................     .506     1.686      .777     .313          .174
                                       --------   -------   -------   ------        ------
Net Asset Value, End of the Period.... $ 11.574   $13.800   $13.008   $10.00        $ 9.28
                                       ========   =======   =======   ======        ======
Total Return (b)......................  (12.62%)   19.76%    38.82%   11.37%         (.04%)(c)
Net Assets at End of the Period (In
  millions)........................... $   64.4   $  73.2   $  26.5   $ 12.0        $  9.1
Ratio of Expenses to Average Net
  Assets**............................    2.53%     2.52%     3.37%    3.50%         1.84%
Ratio of Net Investment Income to
  Average Net Assets**................    3.26%     2.03%     2.39%    2.07%         3.81%
Portfolio Turnover....................     113%      159%       97%      94%           28%*
 *  Non-Annualized
**  If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................      N/A       N/A     3.39%    3.99%         3.60%
Ratio of Net Investment Income to
  Average Net Assets..................      N/A       N/A     2.37%    1.58%         2.05%

N/A--Not Applicable

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  June 9, 1994
                                                                                 (Commencement
                                                                                 of Investment
                                                Year Ended December 31,          Operations) to
                                         -------------------------------------    December 31,
Class C Shares                           1998(a)    1997      1996     1995(a)      1994(a)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................   $13.790   $12.999   $  9.99   $ 9.28       $  9.43
                                         -------   -------   -------   ------       -------
Net Investment Income.................      .409      .271      .266      .20           .22
Net Realized and Unrealized
  Gain/Loss...........................    (2.125)    2.206     3.520     .823         (.178)
                                         -------   -------   -------   ------       -------
Total from Investment Operations......    (1.716)    2.477     3.786    1.023          .042
                                         -------   -------   -------   ------       -------
Less:
  Distributions from and in Excess of
    Net Investment Income.............      .284      .284      .300     .197         .1399
  Return of Capital Distribution......       -0-       -0-       -0-     .116         .0521
  Distributions from Net Realized
    Gain..............................      .222     1.402      .477      -0-           -0-
                                         -------   -------   -------   ------       -------
Total Distribution....................      .506     1.686      .777     .313          .192
                                         -------   -------   -------   ------       -------
Net Asset Value, End of the Period....   $11.568   $13.790   $12.999   $ 9.99       $  9.28
                                         =======   =======   =======   ======       =======
Total Return (b)......................   (12.63%)   19.78%    38.86%   11.26%          .15%(c)
Net Assets at End of the Period (In
  millions)...........................   $  17.1   $  17.4   $   7.7   $  3.1       $   1.3
Ratio of Expenses to Average Net
  Assets**............................     2.54%     2.52%     3.38%    3.54%         1.62%
Ratio of Net Investment Income to
  Average Net Assets**................     3.31%     2.00%     2.39%    2.11%         3.92%
Portfolio Turnover....................      113%      159%       97%      94%           28%*
 * Non-Annualized.
** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................       N/A       N/A     3.40%    4.03%         3.38%
Ratio of Net Investment Income to
  Average Net Assets..................       N/A       N/A     2.38%    1.62%         2.15%

N/A--Not Applicable

(a) Based on average shares outstanding

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. For unlisted securities and listed securities for which the last sales price is not available the Fund's security valuation methodology was changed in 1998 from bid side pricing to the mean of the bid and asked prices. The impact of the change, which was not material, is included as a component of the change in unrealized appreciation/depreciation for the year ended December 31, 1998. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security.

                               December 31, 1998
--------------------------------------------------------------------------------

The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $16,000. These costs are being amortized on a straight line basis over the 60 month period ending May 31, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $2,357,933 which will expire on December 31, 2006. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses for tax purposes resulting from wash sales.

    At December 31, 1998, for federal income tax purposes the cost of long- and short-term investments is $128,304,696; the aggregate gross unrealized appreciation is $4,502,467 and the aggregate gross unrealized depreciation is $11,085,342, resulting in net unrealized depreciation on long- and short-term investments of $6,582,875.

                               December 31, 1998
--------------------------------------------------------------------------------

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

    For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1998. The Fund designated and paid a 20% rate gain distribution of $961,766. In January 1999, the Fund provided tax information to shareholders for the 1998 calendar year.

    The Fund distributes any return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly. On April 23, 1998, the Board of Trustees approved a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its advisory fee to the Subadviser. This subadvisory agreement became effective October 1, 1998.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $8,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $84,000 representing Van Kampen's cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1998, the Fund recognized expenses of approximately $321,600. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

                               December 31, 1998
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 1998, Van Kampen owned 10,605 Class A shares, 53 Class B and 53 Class C shares.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1998, capital aggregated $43,933,627, $69,341,200, and
$17,941,526 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A.....................................   6,983,175    $  89,637,024
  Class B.....................................   1,955,125       24,939,392
  Class C.....................................     584,081        7,222,484
                                                ----------    -------------
Total Sales...................................   9,522,381    $ 121,798,900
                                                ==========    =============
Dividend Reinvestment:
  Class A.....................................     164,711    $   2,034,093
  Class B.....................................     189,265        2,349,248
  Class C.....................................      44,624          552,421
                                                ----------    -------------
Total Dividend Reinvestment...................     398,600    $   4,935,762
                                                ==========    =============
Repurchases:
  Class A.....................................  (7,262,378)   $ (92,416,901)
  Class B.....................................  (1,886,995)     (22,972,821)
  Class C.....................................    (418,251)      (5,035,128)
                                                ----------    -------------
Total Repurchases.............................  (9,567,624)   $(120,424,850)
                                                ==========    =============

                               December 31, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $44,679,411, $65,025,381 and
$15,201,749 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A....................................   5,170,889    $ 72,826,990
  Class B....................................   3,529,184      48,022,266
  Class C....................................     692,679       9,390,192
                                               ----------    ------------
Total Sales..................................   9,392,752    $130,239,448
                                               ==========    ============
Dividend Reinvestment:
  Class A....................................     393,875    $  5,266,583
  Class B....................................     458,508       6,117,855
  Class C....................................     110,872       1,478,523
                                               ----------    ------------
Total Dividend Reinvestment..................     963,255    $ 12,862,961
                                               ==========    ============
Repurchases:
  Class A....................................  (3,640,808)   $(52,082,516)
  Class B....................................    (721,539)     (9,824,495)
  Class C....................................    (127,832)     (1,759,592)
                                               ----------    ------------
Total Repurchases............................  (4,490,179)   $(63,666,603)
                                               ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................   4.00%           1.00%
Second...........................................   4.00%            None
Third............................................   3.00%            None
Fourth...........................................   2.50%            None
Fifth............................................   1.50%            None
Sixth and Thereafter.............................    None            None

                               December 31, 1998
--------------------------------------------------------------------------------

    For the year ended December 31, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $70,000 and CDSC on the redeemed shares of approximately $339,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $158,567,382 and $150,065,064, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1998, are payments retained by Van Kampen of approximately $634,171.

6. FUND MERGER

On October 23, 1997 the Board of Trustees approved the merger of the Van Kampen U.S. Real Estate Fund ("USRE Fund") into the Fund through a tax-free reorganization subject to the approval of USRE Fund shareholders. USRE Fund shareholders approved the merger on February 4, 1999. The merger is scheduled to take place on February 19, 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Real Estate Securities Fund (the "Fund") at December 31, 1998 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
February 4, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  www.vankampen.com--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  www.vankampen.com and
  selecting Contact Us

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORRELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY DEAN WITTER
INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen Funds Inc., 1999 All rights reserved.
SM denotes a service mark of Van Kampen Funds Inc.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After June 30, 1999 the report must, if used with prospective investors, be accompanied by a quarterly performance update.

--------------------------------------------------------------------------------

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

--------------------------------------------------------------------------------